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                                                                    EXHIBIT 99.1




                                 GGP AGREEMENT


                 This Agreement, dated as of May 13, 1996 (the "Agreement"), is made by and among CenterMark Properties, Inc., a Missouri corporation (the "Company"), Westfield U.S. Investments Pty. Limited, an Australian corporation ("Westfield"), and GGP Limited Partnership, a Delaware limited partnership ("GGP").

                              W I T N E S S E T H

                 WHEREAS, the Company, Westfield and GGP are parties to that certain GGP Option Agreement, dated as of December 19, 1995 (the "Option Agreement") (capitalized terms used herein and not otherwise defined shall have the respective meanings assigned thereto in the Option Agreement).

                 WHEREAS, the parties hereto desire (i) to provide for the amendment and restatement of the Restated Articles of Incorporation of the Company (the "Restated Articles") and the By-Laws of the Company (the "By-Laws"), (ii) to provide that, simultaneously with the First Closing under the GGP Options, the Stockholders Agreement shall be terminated and (iii) to provide for the waiver of the requirement in the Option Agreement of two business days notice of the exercise of the GGP Options.

                 NOW THEREFORE, in consideration of the premises and for other good and valuable consideration given to each party hereto, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                 1. Amendment to Articles of Incorporation and By-Laws of the Company. GGP covenants and agrees that, prior to the First Closing Date, it will vote, the effectiveness of which vote shall be conditioned upon the exercise of the GGP Option and the occurrence of the First Closing thereunder, in favor of (i) the amendment and restatement of the Restated Articles of Incorporation of the Company to read substantially in the form attached hereto as Annex I to effect, among other things, a Stock Split (as described therein) and (ii) the amendment and restatement of the By-Laws of the Company to read in their entirety substantially in the form attached hereto as Annex II. The definition of "General Growth Existing Holder" set forth in the Restated Articles of Incorporation shall set forth a percentage which is sufficient to permit GGP and Mall Investment L.P. to maintain their ownership interest in the Company without violating the terms of the Restated Articles or requiring
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the use of the "Excess Shares" provision and shall incorporate a reasonable
"cushion" to be agreed upon by the parties. Such definition shall not be modified to reduce such percentage until after the Second Closing under the GGP Option.

                 2. Termination of the Stockholders Agreement. Effective as of the occurrence of the First Closing, each of the parties hereto agrees to terminate the Stockholders Agreement.

                 3. Waiver of Notice under the GGP Option Agreement. GGP hereby waives the requirement under Section 3.3 of the GGP Option Agreement that notice of the exercise of the GGP Option shall be given no later than two business days prior to the First Closing, provided that such notice shall be given no later than one business day prior to the Closing. If the GGP Option is exercised, the Second Closing shall occur on January 2, 1997.

                 4. Indemnity Assignment. Effective on, and conditioned upon, the First Closing, to the extent assignable, GGP assigns to the Company all of its rights and interests in the Prudential Indemnity (as hereinafter defined). As used herein, the Prudential Indemnity means the indemnification and rights granted by The Prudential Insurance Company of America ("Prudential") pursuant to Section 3.8(b) of the Stock Purchase Agreement, dated as of December 13, 1993 (the "Stock Purchase Agreement"), between Prudential, GGP, Westfield and Whitehall Street Real Estate Limited Partnership III, and any proceeds thereof.

                 5. Operation in Accordance with REIT Requirements. Until the Second Closing under the GGP Options, the Company shall operate in a manner that will enable the Company to (a) satisfy the requirements for qualifying as a real estate investment trust under the Internal Revenue Code of 1986, as amended, and the final, temporary or proposed income tax regulations promulgated thereunder, as such regulations may be amended from time to time and (b) avoid any federal income or excise tax.

                 6. Section 13 of Option Agreement. (a) Section 13 of the Option Agreement is amended to delete Section 13.1 of the Option Agreement.
The Company agrees that between the First Closing and the Second Closing it will operate its business as contemplated in the WAT Prospectus. With respect to dividends payable on the Common Stock of the Company for the portion of 1996 following the First Closing, the Company agrees that such dividend will be declared in October, 1996 with respect to the third calendar quarter,




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December, 1996 with respect to the fourth calendar quarter and the aggregate amount of such dividends payable to all shareholders will be $42,286,000, which will result in an aggregate dividend payment to GGP of $5,900,000. The third quarter dividend shall be paid in 1996, no later than October 30, 1996, and the fourth quarter dividend shall be paid in 1997, no later than the time of the Second Closing. Nothing contained in this Agreement, including such dividend payments, shall require or result in an adjustment under Section 5.1 of the Option Agreement. The dividend reinvestment provided for in Section 13.2 of the Option Agreement shall not be applicable to such dividend payment. The Company shall until the Second Closing deliver to GGP financial reports of the kind customarily provided to the Seller prior to the First Closing.

                 7. GGP Option Shares. Notwithstanding anything to the contrary contained in the GGP Option Agreement, (i) the 1996 GGP Option and the 1996 GGP Optioned Shares shall be deemed to apply to 40% of the shares of Class A Common Stock owned by GGP and the aggregate purchase price for such 1996 GGP Optioned Shares shall be $87,000,000 and (ii) the 1997 GGP Option and the 1997 GGP Optioned Shares shall be deemed to apply to 60% of the shares of Class A Common Stock owned by GGP and the aggregate purchase price for such 1997 GGP Optioned Shares shall be $130,500,000.

                 8. Costs and Expenses. The costs and expenses, including reasonable legal fees, incurred by GGP in the preparation of this Amendment and the transactions contemplated hereby shall be paid, upon demand by GGP, by the Company, if the GGP Options are exercised by the Company and the First Closing shall occur, or otherwise by Westfield.

                 9. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Agreement shall not be assignable by any party hereto without the prior written consent of all of the parties hereto, except that Westfield may assign the GGP Options and the right to purchase all or any portion of the GGP Optioned Shares to one or more persons or entities and all of its rights and obligations under this Agreement without the consent of any other party hereto.

                 10. Amendments; Waivers. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or





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waiver is sought.  Any such waiver, modification or discharge, as the case may be, shall be effective only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver or discharge in any other respect or at any other time.

                 11. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof, other than the Option Agreement, which shall remain in full force and effect, except as modified hereby.

                 12. Governing Law. This Amendment shall be governed by and construed in all respects, including as to validity, construction and effect, in accordance with the internal laws of the State of New York, without regard to the conflicts of law principles of such state.

                 13. Headings and Captions. The headings and captions contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

                 14. Severability. If any provision, including any phrase, sentence, clause, section or subsection, of this Amendment is invalid, inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering any other provision herein contained invalid, inoperative, or unenforceable to any extent whatsoever, unless to give effect to any such remaining provision or provisions would frustrate the purpose and intention of the parties hereunder.

                 15. Counterparts. This Agreement may be executed in or more counterparts, each of which shall be deemed an original, and both of which shall together constitute one and the same instrument.

                 16. Submission to Jurisdiction. Westfield expressly consents to the jurisdiction of any Federal Court in the Borough of Manhattan, The City of New York, New York in respect of any action relating to this Agreement or the Option Agreement and waives any other requirements of or objections to personal jurisdiction with respect thereto.




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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered on the day and year first above written.

                          CENTERMARK PROPERTIES, INC.



                          By: /s/ Peter Lowy
                              -----------------------------
                              Name:
                              Title:


                          WESTFIELD U.S. INVESTMENTS
                              PTY. LIMITED


                          By: /s/ Peter Lowy
                              -----------------------------
                              Name:
                              Title:


                          GGP LIMITED PARTNERSHIP

                          By: General Growth Properties,
                                 Inc., its General Partner


                          By: /s/ Matthew Bucksbaum
                              --------------------------
                              Name: Matthew Bucksbaum
                              Title: Chairman and CEO





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